Exhibit 10.38
FIRST AMENDMENT TO COOPERATION AGREEMENT
This First Amendment to Cooperation Agreement (this “Amendment”), dated and effective as of October 11, 2024 (the “Amendment Effective Date”), is entered into by and among Barington Companies Equity Partners, L.P., a Delaware limited partnership, Barington Capital Group, L.P., a Delaware limited partnership, Barington Companies Management, LLC, a Delaware limited liability company, and James A. Mitarotonda (each, a “Barington Party,” and together, the “Barington Parties”), and Hanesbrands Inc., a Maryland corporation (the “Company”).
WHEREAS, the Company and the Barington Parties are parties to a Cooperation Agreement dated November 16, 2023, regarding the composition of the Board of Directors of the Company (the “Board”) and certain other matters (such agreement, the “Agreement”);
WHEREAS, the Company and the Barington Parties desire to amend the Agreement as set forth herein; and
WHEREAS, Section 17 of the Agreement permits the amendment of the Agreement pursuant to a written agreement executed by the Company and the Barington Parties;
NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Barington Parties and the Company agree as follows:
1.Amendments to the Agreement. Effective as of the Amendment Effective Date, the Agreement is hereby amended as follows:
(a)Section 3(d) of the Agreement shall be amended by adding the following sentence to the end of such section:
The fee payable for any partial month hereunder shall be prorated based upon the actual number of days in such month.
(b)Section 7(i) of the Agreement shall be amended and restated in its entirety as follows:
(i) the term “Cooperation Period” means the period commencing on the Effective Date and ending on October 31, 2024;
2.General Provisions.
(a)Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Agreement.
(b)Counterparts. This Amendment may be executed in one or more counterparts, including via electronic signature (which shall, for the avoidance of doubt, include via DocuSign or similar platform), each of which will be deemed to be an original copy of this Agreement.
(c)Continuing Effect. Except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the parties, with effect as of the Amendment Effective Date.

BARINGTON CAPITAL GROUP, L.P.

By:
LNA Capital Corp., its General Partner James Mitarotonda, Chairman/CEO BARINGTON COMPANIES EQUITY PARTNERS, L.P.

By:
Barington Companies Investors, LLC, its General Partner James Mitarotonda, Managing Member

BARINGTON COMPANIES MANAGEMENT, LLC

By:
James Mitarotonda Chairman/CEO James A. Mitarotonda

By:

* * * *

[Signature Page to Cooperation Agreement]

HANESBRANDS INC.
By:
Name:    Stephen B. Bratspies
Title:    Chief Executive Officer

[Signature Page to Cooperation Agreement]